EXHIBIT 99.1

NEWS RELEASE

CONTACT:
Jean Fontana
646-277-1214
(Jean.Fontana@icrinc.com)

Stage Stores Announces In-Store Package Pick-up with Amazon Hub Counter

HOUSTON, TX, October 23, 2019 -- Stage Stores, Inc. (NYSE: SSI) announced today that customers now have the option to pick-up Amazon orders at their local Gordmans off-price and Stage department stores. The Stage community of stores has launched Amazon Hub Counter in over 500 locations nationwide and plans to roll out Counter to its remaining stores before the end of year.

Michael Glazer, Chief Executive Officer, commented, “We began piloting the Amazon Hub Counter service a few months ago and are thrilled with the early results. This delivery option is a great way to welcome new guests to the Stage family of stores. Our friendly store associates provide a personal touch during the package pickup process and we are already seeing these new guests return to our stores.”

Amazon Hub Counter provides Amazon shoppers with the option to select convenient shipping to their nearby Stage or Gordmans store location at no additional cost. The service is available for all shipping speeds, including same day and one day delivery.

Shipping to a Counter location is easy and secure. After shopping on Amazon.com, customers proceed to checkout and select one of the Counter pick-up points available in their zip code as their delivery location. As soon as their package arrives at the store, customers receive an e-mail notification with a unique barcode as well as a reminder of the address and the business hours of their selected store. At the store, customers provide the barcode to store staff, who will scan it, retrieve the package, and hand it to the customer. Customers have 14 days to collect their package.
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About Stage Stores
Stage Stores, Inc. is a leading retailer of trend-right, name-brand values for apparel, accessories, cosmetics, footwear and home goods.  As of October 23, 2019, the company operates in 42 states through 614 BEALLS, GOODY'S, PALAIS ROYAL, PEEBLES, and STAGE specialty department stores and 158 GORDMANS off-price stores, as well as an e-commerce website at www.stage.com.  For more information about Stage Stores, visit the company’s website at corporate.stage.com.

Caution Concerning Forward-Looking Statements
Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of the company’s objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are based upon management’s then-current views and assumptions regarding future events and operating performance. Although management believes the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of its knowledge, forward-looking statements involve risks, uncertainties and other factors which may materially affect the company’s business, financial condition, results of operations or liquidity.

Forward-looking statements are not guarantees of future performance and actual results may differ materially from those discussed in the forward-looking statements as a result of various factors, including, but not limited to, economic conditions, cost and availability of goods, inability to successfully execute strategic initiatives, competitive pressures, economic pressures on the company and its customers, freight costs, the risks discussed in the Risk Factors section of the company’s most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission (“SEC”), and other factors discussed from time to time in the company’s other SEC filings. This release should be read in conjunction with such filings, and you should consider all of such risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The company undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures the company makes on related subjects in its public announcements and SEC filings.